SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 17, 2017
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced, on January 25, 2017, Janna Minton notified the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) that she intends to retire from her position as Group Vice President, Chief Accounting Officer and Controller. Following a thorough search for her replacement, on April 17, 2017, the Board appointed Mr. Brent Baxter as Vice President, Controller and Principal Accounting Officer of the Company, effective May 4, 2017. Ms. Minton’s retirement also will be effective May 4, 2017.

The Compensation Committee of the Board has approved an annual base salary for Mr. Baxter of $250,000 In addition, Mr. Baxter’s target annual bonus under the Company’s Annual Incentive Plan will be 40% of his base salary, with the ultimate amount of such bonus to be determined based on the achievement of performance metrics approved by the Compensation Committee for fiscal year 2017 and pro-rated from Mr. Baxter’s first date of employment through the end of the 2017 fiscal year.

Prior to his appointment at the Company, Mr. Baxter, age 51 was the Senior Vice President, Controller and Chief Accounting Officer of Stein Mart, Inc. (“Stein Mart”), a fashion retailer, since 2014. At Stein Mart, Mr. Baxter’s responsibilities included general accounting and SEC reporting, financial planning and analysis, taxes, treasury and risk management. Prior to his role at Stein Mart, Mr. Baxter was the Vice President, Accounting, Treasury and Corporate Controller of PetSmart, Inc.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Baxter and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Baxter and the Company that would be required to be reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sally Beauty Holdings, Inc.

April 20, 2017	By:	/s/ Matthew O. Haltom
	Name:	Matthew O. Haltom
	Title:	Senior Vice President, General Counsel and Secretary